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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 15, 2000



                        Arcadia Receivables Finance Corp.
                 Associates Automobile Receivables Trust 2000-2
                          (Exact name of registrant as
                            specified in its charter)



                 Delaware          333-82281            41-1743653
             (State or other      (Commission         (IRS Employer
             jurisdiction of      File Number)       Identification No.)
              incorporation)


290 E. Carpenter Freeway, Irving, Texas                  75062-2729
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (972) 652-4000





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Item 5. Other Events.

         The Servicer's Certificate for the month of November 2000 was distributed to Noteholders on December 15, 2000.




Item 7(c). Exhibits


          Exhibit No.                   Description
          -----------                   -----------
              20.1                Servicer's Certificate for the month of
                                  November 2000.




                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             ARCADIA RECEIVABLES FINANCE CORP.


                                  /s/ Michael J.  Forde
                                 ----------------------------
                                 Title: Assistant Secretary



Date: December 27, 2000





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                                 EXHIBIT INDEX


          Exhibit No.                   Description
          -----------                   -----------
              20.1                Servicer's Certificate for the month of
                                  November 2000.